SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

ORPHAN MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24760	41-1784594
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Suite 250, 13911 Ridgedale Drive, Minnetonka, MN	55305	(952) 513-6900
(Address of principal executive offices)	(zip code)	(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 23, 2005, Orphan Medical issued a press release announcing that it had set the date and time for the Special Meeting of Shareholders to consider the transaction with Jazz Pharmaceuticals, Inc.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

99.1                                         Press release dated May 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005	ORPHAN MEDICAL, INC.

/s/ Timothy G. McGrath
Timothy G. McGrath
Chief Financial Officer
(duly authorized officer and principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 23, 2005.